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                                                                   Exhibit 23.03


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the use of our report dated January 25, 1996 included in this registration statement on Form S-4 of Federated Investors, Inc., with respect to the consolidated financial statements of Federated Investors for the year ended December 31, 1995 and to the reference to our firm under the heading "Experts" in the registration statement.

                                                       /s/ KPMG Peat Marwick LLP

                                                           KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
April 15, 1998